Exhibit 10.39

JOINDER, SUPPLEMENT AND TWENTIETH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This JOINDER, SUPPLEMENT AND TWENTIETH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of December 24, 2024, is by and among COVENANT TRANSPORT, INC., a Tennessee corporation (“CTI”), CTG LEASING COMPANY, a Nevada corporation (“CTGL”), SOUTHERN REFRIGERATED TRANSPORT, LLC, an Arkansas limited liability company formerly known as Southern Refrigerated Transport, Inc. (“SRT”), COVENANT ASSET MANAGEMENT, LLC, a Nevada limited liability company (“CAM”), COVENANT TRANSPORT SOLUTIONS, LLC, a Nevada limited liability company formerly known as Covenant Transport Solutions, Inc. (“CTS”), STAR TRANSPORTATION, LLC, a Tennessee limited liability company formerly known as Star Transportation, Inc. (“Star”), COVENANT LOGISTICS, INC., a Nevada corporation (“CLI”), LANDAIR TRANSPORT, INC., a Tennessee corporation (“LA Transport”), LANDAIR LOGISTICS, INC., a Tennessee corporation (“LA Logistics”), LANDAIR LEASING, INC., a Tennessee corporation (“LA Leasing”), AAT CARRIERS, INC., a Tennessee corporation (“AAT Carriers”, and together with CTI, CTGL, SRT, CAM, CTS, Star, CLI, LA Transport, LA Logistics, and LA Leasing, individually a “Borrower” and collectively, the “Borrowers”), COVENANT LOGISTICS GROUP, INC., a Nevada corporation formerly known as Covenant Transportation Group, Inc. (“Parent”), TRANSPORT MANAGEMENT SERVICES, LLC, a Tennessee limited liability company (“TMS”), LANDAIR HOLDINGS, INC., a Tennessee corporation (“LA Holdings”, and together with Parent, and TMS, individually, an “Existing Guarantor” and collectively, the “Existing Guarantors”), COVENANT LOGISTICS HOLDINGS, INC., a Tennessee corporation (the “New Guarantor”; together with the Existing Guarantors, the “Guarantors”), the Lenders (defined below) party to this Amendment, and BANK OF AMERICA, N.A., a national banking association, as agent for Lenders (in such capacity, “Agent”). Capitalized terms used but not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (defined below).

R E C I T A L S:

A.    The Borrowers, Existing Guarantors, the lenders from time to time party thereto (“Lenders”) and the Agent are parties to that certain Third Amended and Restated Credit Agreement, dated as of September 23, 2008 (as amended hereby, and as otherwise amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”).

B.    The Obligors have informed the Agent and the Lenders that Parent has formed New Guarantor.

C.    The Borrower Agent has requested, and it is a condition to the Lenders’ willingness to continue to make loans or otherwise extend financial accommodations to the Borrowers and the Agent’s obligation to continue to perform its duties as agent, that the New Guarantor be joined to and become a guarantor and/or obligor under the Credit Agreement and the other Loan Documents to which the Existing Guarantors are party.

D.    The New Guarantor will benefit directly and indirectly from the Loans to be made and the Letters of Credit issued and to be issued under the Credit Agreement.

E.    Additionally, Obligors desire to make certain other modifications to the Credit Agreement, and Agent and Lenders have agreed to the modification of certain provisions contained in the Credit Agreement, in each case upon the terms and conditions hereafter set forth.

NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, and other good and valuable consideration, the parties hereto agree as follows:

1.    Recitals. The foregoing Recitals are accurate and are incorporated herein and made a part hereof for all purposes.

2.    Joinder of New Guarantor.

(a)    Joinder. New Guarantor agrees to, and does hereby, become a “Guarantor” under the Credit Agreement and that certain Guaranty Agreement dated August 6, 2015, by, prior to its merger, Driven Analytic Solutions, LLC, and, prior to its dissolution, Covenant Properties, LLC, in favor of Agent and Lenders, and subsequently joined by TMS pursuant to that certain Joinder and Supplement to Third Amended and Restated Credit Agreement dated January 4, 2018, and subsequently joined by LA Holdings pursuant to that certain Joinder Agreement dated July 3, 2018 as so modified, and as further amended, restated or modified from time to time, the “Subsidiary Guaranty”), and become bound by the Credit Agreement and Subsidiary Guaranty with the same force and effect as if it were an original party to the Credit Agreement and Subsidiary Guaranty.

(b)    Joint and Several Liability. Without limiting the generality of the foregoing, subject to and in accordance with the Credit Agreement, New Guarantor hereby agrees that it is jointly and severally liable for, and absolutely and unconditionally guarantees to Agent and Lenders the prompt payment and performance of, all Obligations of each Borrower and the other Guarantors to the Lenders arising under the Credit Agreement, the Subsidiary Guaranty and any other Loan Document (and, for the avoidance of doubt, each of the Existing Guarantors hereby agrees that it is jointly and severally liable for, and absolutely and unconditionally guarantees to Agent and Lenders the prompt payment and performance of, all Obligations of New Guarantor to the Lenders arising under the Credit Agreement, the Subsidiary Guaranty and any other Loan Document).

(c)    Security Interests. Without limiting the generality of the foregoing, subject to and in accordance with Section 7 of the Credit Agreement, New Guarantor hereby assigns and pledges to Agent, its successors and assigns, for the ratable benefit of the Secured Parties and hereby grants to Agent, its successors and assigns, for the ratable benefit of the Secured Parties, as security for the payment or performance in full of the Obligations, a security interest in all right, title and interest of New Guarantor in, to and under any and all of the Collateral now owned or at any time hereafter acquired by New Guarantor or in which New Guarantor now has or at any time in the future may acquire any right, title or interest.

(d)    Representations and Warranties. New Guarantor represents, warrants, acknowledges and affirms with respect to itself and its properties, that each of the representations and warranties contained in the Credit Agreement, the Subsidiary Guaranty, and the other Loan Documents as it relates to New Guarantor is true and correct in all material respects (except where any such representation or warranty is otherwise qualified by materiality, in which case such representation or warranty is true and correct in all respects) as of the date hereof, with the same effect as though such representation had been made on and as of the date hereof after giving effect to the joinder of New Guarantor as an additional Guarantor and Obligor under the Credit Agreement, the Subsidiary Guaranty and the other Loan Documents.

(e)    Loan Documents. New Guarantor confirms that it has received a copy of the Credit Agreement, the Subsidiary Guaranty and each of the other material Loan Documents and hereby joins and agrees to be obligated and bound by all the terms, provisions and covenants under each of the Loan Documents which are binding on each Existing Guarantor, including, without limitation, the Pledge Agreement.

(f)    Acknowledgement. The Borrower Agent, each Borrower and each Guarantor hereby acknowledges and consents to the Loan Documents, as supplemented by this Amendment, and confirms and ratifies in all respects the Obligations of each Obligor under the Loan Documents to which it is a party, as so supplemented, which shall remain in full force and effect.

(g)    Notice Address. New Guarantor’s address for notices under the Credit Agreement, the Subsidiary Guaranty and the other Loan Documents shall be the address of the Borrower Agent set forth in the Credit Agreement and New Guarantor hereby appoints the Borrower Agent as its agent to receive notices hereunder and under the Credit Agreement, Subsidiary Guaranty and the other Loan Documents.

(h)    Legal Opinion. Agent and Lenders agree that delivery of a legal opinion is not required as a condition to joining New Guarantor as a Guarantor under the Loan Documents; provided, however, that Agent reserves the right to require delivery of a legal opinion for New Guarantor in connection with any subsequent joinder and/or amendment to the Loan Agreement.

The parties hereto agree that each reference in the Credit Agreement, the Subsidiary Guaranty and the other Loan Documents to “Guarantor,” “Guarantors,” “Obligor,” “Obligors,” “Pledgor,” “Pledgors” or terms of similar import shall be deemed to include New Guarantor.

3.    Amendments to Credit Agreement; Consent to Dissolutions and LLC Conversions.

(a)    Effective as of the Twentieth Amendment Effective Date (as defined below), Section 10.1.9 (Future Subsidiaries) of the Credit Agreement is hereby amended by adding the following new sentences thereto at the end thereof:

The parties hereto acknowledge that the Obligors have acquired (i) Lew Thomspon & Son Trucking, Inc., an Arkansas corporation (“Lew Thompson Trucking”), Lew Thompson & Son Dedicated Leasing, Inc., an Arkansas corporation (“Lew Thompson Dedicated Leasing”), Josh Thompson Trucking, Inc., an Arkansas corporation (“Josh Thompson Trucking”), and Lew Thompson and Son Leasing, Inc., an Arkansas corporation (“Lew Thompson Leasing”), as further described on that Officer’s Certificate as of April 26, 2023, and (ii) Sims Transport Services, LLC a Georgia limited liability company (“Sims” and, together with Lew Thompson Trucking, Lew Thompson Dedicated Leasing, Josh Thompson Trucking, and Lew Thompson Leasing, each, a “Specified Acquired Subsidiary” and, collectively the “Specified Acquired Subsidiaries”) as further described in that Officer’s Certificate dated as of August 18, 2023. Notwithstanding anything to the contrary in this Agreement or in any other Loan Document, the parties hereto acknowledge and agree that each Specified Acquired Subsidiary was and is not required to be joined as a party to the Loan Documents as a Borrower or Guarantor so long as Obligors have not made and do not make (i) any Investments in such Specified Acquired Subsidiary, (ii) any Asset Disposition to such Specified Acquired Subsidiary, (iii) any loans to such Specified Acquired Subsidiary, or (iv) repay or guaranty any debt of such Specified Acquired Subsidiary, in each case, other than as expressly approved in writing by Agent; provided, that Agent reserves the right to require, at any time after the date hereof, any or all of the Specified Acquired Subsidiaries to become a Borrower or Guarantor under the Loan Documents in accordance with the first sentence of this Section 10.1.9.

(b)    The Obligors have informed Lenders and the Agent that (i) SRT and CLI are no longer useful to their business and have no or nominal assets and (ii) they wish to dissolve SRT and CLI. Accordingly, effective as of the Twentieth Amendment Effective Date, Agent and the Lenders hereby consent to the dissolution of SRT and CLI and the termination of their respective existence. Borrower Agent will provide Agent written notice and documentation evidencing of each of SRT’s and CLI’s dissolution within seven (7) days of receiving written confirmation thereof from the applicable Governmental Authority.

(c)    The parties hereto acknowledge and agree that Agent and Lenders previously consented to the dissolution of Heritage Insurance, Inc. (“Heritage”) (a Subsidiary of the Obligors but not itself an Obligor), and CAM pursuant to the terms of that certain Joinder, Supplement and Nineteenth Amendment to Third Amended and Restated Credit Agreement dated as of May 4, 2022 (the “Nineteenth Amendment”). Neither Heritage nor CAM has been dissolved as of the date hereof. The Obligors have informed Lenders and Agent that Heritage remains no longer useful to their business. Accordingly, Obligors may dissolve Heritage in accordance with the terms of the Nineteenth Amendment. Obligors no longer desire to dissolve CAM. As a result, Agent and Lenders hereby agree that their consent to dissolve CAM set forth in the Nineteenth Amendment is hereby revoked and that CAM may not be dissolved except in accordance with the terms of the Loan Agreement; provided, that CTI shall remain the Borrower Agent as set forth in the Nineteenth Amendment.

(d)    The Obligors have informed Lenders and the Agent that they wish to convert each of CTI, LA Transport, and LA Logistics from a corporation to a limited liability company. Accordingly, effective as of the Twentieth Amendment Effective Date, Agent and the Lenders hereby consent to the conversion of CTI, LA Transport, and LA Logistics from corporations to limited liability companies. Borrower Agent will provide Agent with written notice and documentation evidencing such conversions within seven (7) days of receiving written confirmation thereof from the applicable Governmental Authority and within seven (7) days of such written notice execute and deliver a supplement to the Pledge Agreement by each Obligor, Agent, and Lenders, along with any other documentation reasonably requested by the Agent in connection therewith. Obligors hereby authorize Agent to file any financing statement amendment required in connection with such conversions.

4.    Conditions Precedent. The amendments contained herein shall only be effective upon the satisfaction or waiver by Agent and Lenders of each of the following conditions precedent (the date of such satisfaction or waiver, the “Twentieth Amendment Effective Date”):

(a)    Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to Agent:

(i)    the execution and delivery of this Amendment by each Obligor, Agent, and Lenders;

(ii)    (x) certificates representing the Equity Interests of CTI and CTGL as owned by New Guarantor and (y) certificates representing the Equity Interests of New Guarantor owned by Parent, in each case, accompanied with undated stock powers executed in blank, together with any other documents necessary to create and perfect the security and such Equity Interests of CTI, CTGL, and New Guarantor; provided, however, that the certificate representing the Equity Interests of CTGL as owned by New Guarantor will be received by January 15, 2025;

(iii)    a certificate from a Senior Officer of New Guarantor, in form and substance reasonably satisfactory to Agent and dated as of the Twentieth Amendment Effective Date, (A) certifying that after giving effect to the this Amendment and the transactions contemplated hereby (the “Amendment Transactions”), New Guarantor is in good standing and (B) attaching (1) certificates of resolutions or other corporate or company action of New Guarantor with respect to the Amendment Transactions, (2) incumbency certificates and specimen signatures for each Senior Officer of New Guarantor that is authorized to act on behalf of New Guarantor in connection with the Amendment and any other Loan Documents, and (3) a good standing certificate (or equivalent) from the Secretary of State (or equivalent Governmental Authority) for the state of organization of New Guarantor, and (4) the current Organic Documents of New Guarantor;

(iv)    a certificate from a Senior Officer of Borrower Agent and Parent certifying that (A) the Parent and its Subsidiaries, taken as a whole on a consolidated basis after giving effect to the Amendment Transactions, are Solvent; (B) no Default and Event of Default exists, and (C) the representations and warranties set forth in Section 9.1 of the Credit Agreement, as amended hereby, are true and correct in all material respects (or, in the case of any representation and warranty qualified by materiality, in all respects), in each case, on and as of the Twentieth Amendment Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date;

(b)    Agent shall have received acknowledgments of all filings or recordations necessary to perfect its Liens in the Collateral owned by the New Guarantor, as well as recent Uniform Commercial Code searches with respect to New Guarantor and other evidence satisfactory to Agent that there are no Liens on the Collateral other than Agent’s Liens and Permitted Liens; and

(c)    Agent and Lenders shall have received payment of all fees required to be paid to Agent and Lenders on or before the Twentieth Amendment Effective Date and all expenses in connection with this Amendment required to be reimbursed in accordance with the Credit Agreement.

3.    Acknowledgment of the Obligors. Borrowers and Guarantors, as Obligors, hereby acknowledge and agree that, to the best of their knowledge: (a) none of the Obligors has any defense, offset, or counter‐claim with respect to the payment of any sum owed to Lenders or Agent under the Loan Documents, or with respect to the performance or observance of any warranty or covenant contained in the Credit Agreement or any of the other Loan Documents; and (b) Agent and Lenders have performed all obligations and duties owed to the Obligors through the date of this Amendment.

4.    Consent and Reaffirmation of Guaranty Agreements.

(a)          Parent hereby consents, acknowledges and agrees to the amendments provided for in this Amendment and hereby confirms and ratifies in all respects the Parent Guaranty (including without limitation, the continuation of Parent’s payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments contemplated hereby) and the enforceability of the Parent Guaranty against the Parent in accordance with its terms.

(b)         Each of TMS and LA Holdings hereby consents, acknowledges and agrees to the amendments provided for in this Amendment and hereby confirms and ratifies in all respects its Guaranty (including without limitation, the continuation of each of TMS’s and LA Holdings’ payment and performance obligations thereunder upon and after the effectiveness of this Amendment and the amendments contemplated hereby) and the enforceability of its Guaranty against TMS and LA Holdings in accordance with its terms.

5.    Representations and Warranties of the Obligors. Borrowers and Guarantors, as Obligors, represent and warrant to Agent and Lenders that:

(a)    Compliance with Credit Agreement. On the date hereof, no Default or Event of Default has occurred and is continuing;

(b)    Representations and Warranties. On the date hereof, the representations and warranties of each Obligor in the Loan Documents are true and correct in all material respects (or, in the case of any representation and warranty qualified by materiality, in all respects), except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date;

(c)    Power and Authority. Each Obligor is duly authorized to execute, deliver and perform this Amendment. The execution, delivery and performance of this Amendment, the Credit Agreement, and the other Loan Documents, as amended hereby, have been duly authorized by all necessary action, and do not (i) require any consent or approval of the holders of Equity Interests of the Obligors, other than those already obtained; (ii) contravene the Organic Documents of any Obligor; (iii) violate or cause a default under any Applicable Law, Material Contract or Material License; or (iv) result in or require the imposition of any Lien (other than Permitted Liens) on any Property of any Obligor; and

(d)    Enforceability. This Amendment and the Credit Agreement, as amended hereby, are legal, valid and binding obligations of each Obligor, enforceable in accordance with their terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally.

6.    Effect on Credit Agreement. Except as specifically amended hereby, the terms and provisions of the Credit Agreement and the other Loan Documents are, in all other respects, ratified and confirmed and remain in full force and effect. Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of Lenders or Agent under the Credit Agreement or any other Loan Document, nor shall they constitute a waiver of any Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document. Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to by such amendments. No reference to this Amendment need be made in any notice, writing, or other communication relating to the Credit Agreement and the other Loan Documents, any such reference to the Credit Agreement and the other Loan Documents to be deemed a reference thereto as respectively amended by this Amendment. All references to the Credit Agreement and the other Loan Documents in any document, instrument, or agreement executed in connection with the Credit Agreement and the other Loan Documents will be deemed to refer to the Credit Agreement and the other Loan Documents as respectively amended hereby. This Amendment is not a novation of the Credit Agreement or of any credit facility or guaranty provided thereunder or in respect thereof.

7.    Instrument Pursuant to Credit Agreement. This Amendment is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

8.    Further Acts. Each of the parties to this Amendment agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Amendment.

9.    Successors. This Amendment shall be binding upon and inure to the benefit of Obligors, Agent, Lenders, and their respective successors and permitted assigns, except that (a) no Obligor shall have the right to assign its rights or delegate its obligations under this Amendment or any Loan Documents; and (b) any assignment by a Lender must be made in compliance with Section 13.3 of the Credit Agreement.

10.    Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

11.    Consent to Forum. EACH OBLIGOR, HEREBY CONSENTS TO THE NON-EXCLUSIVE JURISDICTION OF ANY FEDERAL OR STATE COURT SITTING IN OR WITH JURISDICTION OVER THE STATE OF NEW YORK, IN ANY PROCEEDING OR DISPUTE RELATING IN ANY WAY TO THIS AMENDMENT, AND AGREES THAT ANY SUCH PROCEEDING SHALL BE BROUGHT BY IT SOLELY IN ANY SUCH COURT. EACH OBLIGOR, IRREVOCABLY WAIVES ALL CLAIMS, OBJECTIONS AND DEFENSES THAT IT MAY HAVE REGARDING SUCH COURT’S PERSONAL OR SUBJECT MATTER JURISDICTION, VENUE OR INCONVENIENT FORUM. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 14.3.1 OF THE CREDIT AGREEMENT. Nothing herein shall limit the right of Agent or any Lender to bring proceedings against any Obligor in any other court, nor limit the right of any party to serve process in any other manner permitted by Applicable Law. Nothing in this Amendment shall be deemed to preclude enforcement by Agent of any judgment or order obtained in any forum or jurisdiction. Notwithstanding the foregoing, Section 14.14 of the Credit Agreement is incorporated herein by reference and shall apply to this Amendment.

12.    Counterparts. This Amendment may be executed in counterparts, each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of a signature page of any Loan Document by telecopy or electronic mail shall be as effective as delivery of a manually executed counterpart of such agreement.

13.    Severability. Wherever possible, each provision of this Amendment shall be interpreted in such manner as to be valid under Applicable Law. If any provision is found to be invalid under Applicable Law, it shall be ineffective only to the extent of such invalidity and the remaining provisions of this Amendment shall remain in full force and effect.

14.    Release.

(a)         In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Obligor, on behalf of itself and its successors, assigns, and other legal representatives (each Obligor and all such other Persons being hereinafter referred to collectively as the “Releasors” and individually as a “Releasor”), hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the “Releasees” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, controversies, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a “Claim” and collectively, “Claims”) of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which any Releasor may now own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, in any way related to or in connection with the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.

(b)         Each Obligor understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.

(c)         Each Obligor agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.

15.    Entire Agreement. This Amendment, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Amendment may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 14.1 of the Credit Agreement.

[Signature Pages Follow]

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWERS: COVENANT TRANSPORT, INC. By: /s/ David R. Parker _ Name: David R. Parker Title: Chief Executive Officer
CTG LEASING COMPANY By: /s/ David R. Parker _ Name: David R. Parker Title: Chief Executive Officer
COVENANT ASSET MANAGEMENT, LLC By: /s/ David R. Parker _ Name: David R. Parker Title: President
COVENANT TRANSPORT SOLUTIONS, LLC By: /s/ David R. Parker _ Name: David R. Parker Title: Chief Executive Officer
SOUTHERN REFRIGERATED TRANSPORT, LLC By: /s/ David R. Parker _ Name: David R. Parker Title: Chief Executive Officer
[Signatures continued on next page]
STAR TRANSPORTATION, LLC By: /s/ David R. Parker _ Name: David R. Parker Title: Chief Executive Officer
COVENANT LOGISTICS, INC. By: /s/ David R. Parker _ Name: David R. Parker Title: Chief Executive Officer
LANDAIR TRANSPORT, INC. By: /s/ David R. Parker _ Name: David R. Parker Title: Chief Executive Officer
LANDAIR LOGISTICS, INC. By: /s/ David R. Parker _ Name: David R. Parker Title: Chief Executive Officer

LANDAIR LEASING, INC.

By: /s/ David R. Parker                                    _

Name: David R. Parker

Title: Chief Executive Officer

AAT CARRIERS, INC.

By: /s/ James Sherman Grant, III                  _

Name: James Sherman Grant, III

Title: Vice President

[Signatures continued on next page]

EXISTING GUARANTORS: COVENANT LOGISTICS GROUP, INC. By: /s/ David R. Parker Name: David R. Parker Title: Chief Executive Officer

TRANSPORT MANAGEMENT SERVICES, LLC By: /s/ David R. Parker _ Name: David R. Parker Title: Chief Executive Officer
LANDAIR HOLDINGS, INC. By: /s/ David R. Parker _ Name: David R. Parker Title: Chief Executive Officer
[Signatures continued on next page]

NEW GUARANTOR: COVENANT LOGISTICS HOLDINGS, INC. By: /s/ David R. Parker _ Name: David R. Parker Title: Chief Executive Officer
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AGENT AND LENDERS: BANK OF AMERICA, N.A., as Agent and a Lender By: /s/ Douglas Cowan _ Name: Douglas Cowan Title: Senior Vice President
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JPMORGAN CHASE BANK, N.A., as a Lender By: /s/ Christopher Rosado _ Name: Christopher Rosado Title: Authorized Officer